UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-490

Oppenheimer Equity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2013

Item 1.  Reports to Stockholders.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Index
1-Year	29.89%	22.42%	32.39%	33.11%
5-Year	17.37	15.99	17.94	18.59
10-Year	6.23	5.61	7.41	7.78

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2    OPPENHEIMER EQUITY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 29.89% during the reporting period. On a relative basis, the Fund underperformed the Russell 1000 Index (the “Index”), which returned 33.11%. The Fund’s underperformance stemmed primarily from less favorable stock selection in the information technology, consumer discretionary and energy sectors. The Fund outperformed the Index in the financials and industrials due to stronger relative stock selection. The Fund also outperformed in the telecommunication services sector, where stronger relative stock selection and an underweight position benefited.

MARKET OVERVIEW

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe and Japan, combined with supportive equity valuations relative to bonds, were instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. While equities performed well for the year, numerous concerns remained. Namely, in late May, remarks by Federal Reserve (“Fed”) chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. However,

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3    OPPENHEIMER EQUITY FUND

market conditions generally stabilized over the summer of 2013. While the Fed unexpectedly refrained from reducing its monthly bond purchases in September, in December, the Central Bank announced that it would reduce its monthly bond purchases by $10 billion, from $85 billion to $75 billion, starting in January 2014. The Fed also announced that it would continue to hold short-term interest rates at very low levels until unemployment in the United States subsided below 6.5%. This was lower than its earlier 7% target.

FUND REVIEW

During the reporting period, the top performing holdings were Google, Inc., The Walt Disney Co. and Biogen Idec, Inc. Google, the leading internet search engine, benefited from momentum in its continued campaign to enhance price utilization for its mobile searches. While the company has struggled with declining mobile premiums, it staved off a dent in revenue by selling more ads at a faster rate. The volume of clicks on advertisements climbed at the fastest pace in 2013, compensating for a drop in average-ad prices. Walt Disney produces movies, television programs, musical recordings, books, magazines, and merchandise for entertainment and education. It also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores and classrooms. The company’s major investments in a new cruise ship and multiple amusement park upgrades in 2012 have started to pay off in 2013. Biogen Idec is a global biotechnology company that benefited from strong sales of its multiple-sclerosis treatment Tecfidera.

Detractors this period included information technology stocks Teradata Corp., Cognizant Technology Solutions Corp. and VMware, Inc. Teradata, a provider of analytic data solutions through its database management service, warned third quarter results would miss analysts’ expectations and cut its full-year outlook, saying sales were weak outside the U.S. and Europe. Management noted that international macro challenges were delaying some opportunities. Cognizant Technology Solutions is a multinational information technology, consulting and business process outsourcing company that experienced declines in April. VMware, a provider for server virtualization software, suffered from concerns that the company was losing market share in its core server virtualization market. We exited all three stocks during the reporting period.

STRATEGY & OUTLOOK

We remain focused on our investment strategy. We seek to help mitigate the risks of short-term market volatility and allow investors to experience gains in rising markets. The Fund draws upon the OppenheimerFunds’ Growth and Value investment teams to blend growth and value investing in a single portfolio, offering the potential advantages of both investment styles regardless of which one is in style. We generally take a long-term view, seeking to construct a portfolio of larger, well-established companies that is diversified across market sectors and industries.

Michael Kotlarz Portfolio Manager	Laton Spahr, CFA Portfolio Manager

4    OPPENHEIMER EQUITY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Apple, Inc.	4.4%
Google, Inc., Cl. A	2.1
General Electric Co.	1.9
Citigroup, Inc.	1.8
Goldman Sachs Group, Inc. (The)	1.8
Biogen Idec, Inc.	1.7
Walt Disney Co. (The)	1.7
EMC Corp.	1.6
Facebook, Inc., Cl. A	1.6
Gilead Sciences, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Computers & Peripherals	7.3%
Biotechnology	6.1
Oil, Gas & Consumable Fuels	6.0
Capital Markets	5.6
Pharmaceuticals	5.4
Insurance	4.9
Internet Software & Services	4.7
Media	4.2
Software	3.4
Specialty Retail	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2013, and are based on the total market value of common stocks.

5    OPPENHEIMER EQUITY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	29.89%	17.37%	6.23%
Class B (OEQBX)	5/3/93	28.70%	16.27%	5.67%
Class C (OEQCX)	8/29/95	28.73%	16.29%	5.27%
Class N (OEQNX)	3/1/01	29.40%	16.90%	5.78%
Class Y (OEQYX)	6/1/94	30.16%	17.58%	6.38%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OEQAX)	10/2/47	22.42%	15.99%	5.61%
Class B (OEQBX)	5/3/93	23.70%	16.05%	5.67%
Class C (OEQCX)	8/29/95	27.73%	16.29%	5.27%
Class N (OEQNX)	3/1/01	28.40%	16.90%	5.78%
Class Y (OEQYX)	6/1/94	30.16%	17.58%	6.38%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the S&P 500 Index and the Russell 1000 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

6    OPPENHEIMER EQUITY FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7    OPPENHEIMER EQUITY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8    OPPENHEIMER EQUITY FUND

Actual	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During 6 Months Ended December 31, 2013
Class A	$1,000.00	$1,169.30	$5.48
Class B	1,000.00	1,163.40	9.97
Class C	1,000.00	1,165.00	9.86
Class N	1,000.00	1,167.20	7.01
Class Y	1,000.00	1,170.50	4.28

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.16	5.10
Class B	1,000.00	1,016.03	9.29
Class C	1,000.00	1,016.13	9.19
Class N	1,000.00	1,018.75	6.53
Class Y	1,000.00	1,021.27	3.98

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2013 are as follows:

Class	Expense Ratios
Class A	1.00%
Class B	1.82
Class C	1.80
Class N	1.28
Class Y	0.78

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS December 31, 2013

	Shares	Value
Common Stocks—99.2%
Consumer Discretionary—13.4%
Auto Components—0.7%
Johnson Controls, Inc.	225,633	$11,574,973
Automobiles—0.4%
Daimler AG, Sponsored ADR	74,870	6,539,146
Diversified Consumer Services—0.3%
Apollo Education Group, Inc., Cl. A1	155,175	4,239,381
Hotels, Restaurants & Leisure—1.3%
Chipotle Mexican Grill, Inc.[1]	7,820	4,166,340
Royal Caribbean Cruises Ltd.	142,059	6,736,438
MGM Resorts International[1]	360,960	8,489,779
McDonald’s Corp.	19,848	1,925,851
		21,318,408
Household Durables—0.3%
Newell Rubbermaid, Inc.	151,275	4,902,823
Internet & Catalog Retail—2.1%
Amazon.com, Inc.[1]	43,723	17,436,295
Priceline.com, Inc.[1]	7,170	8,334,408
TripAdvisor, Inc.[1]	105,370	8,727,797
		34,498,500
Media—4.2%
Cinemark Holdings, Inc.	124,691	4,155,951
Comcast Corp., Cl. A	83,680	4,348,431
Walt Disney Co. (The)	353,940	27,041,016
Liberty Media Corp., Cl. A1	24,144	3,535,889
Time Warner, Inc.	141,950	9,896,754
Twenty-First Century Fox, Inc., Cl. B	501,530	17,352,938
		66,330,979
Specialty Retail—2.8%
Gap, Inc. (The)	115,490	4,513,349
Home Depot, Inc. (The)	141,220	11,628,055
Lowe’s Cos., Inc.	106,346	5,269,444
O’Reilly Automotive, Inc.[1]	31,840	4,098,126
TJX Cos., Inc. (The)	182,390	11,623,715
Tiffany & Co.	94,070	8,727,815
		45,860,504
Textiles, Apparel & Luxury Goods—1.3%
Nike, Inc., Cl. B	179,110	14,085,210
VF Corp.	100,480	6,263,923
		20,349,133
Consumer Staples—7.3%
Beverages—1.8%
SABMiller plc	230,540	11,872,414

	Shares	Value
Beverages (Continued)
Brown-Forman Corp., Cl. B	111,090	$8,395,071
PepsiCo, Inc.	123,097	10,209,665
		30,477,150
Food & Staples Retailing—2.8%
CVS Caremark Corp.	209,880	15,021,112
Costco Wholesale Corp.	122,570	14,587,056
Sysco Corp.	162,700	5,873,470
Walgreen Co.	160,940	9,244,394
		44,726,032
Food Products—1.9%
ConAgra Foods, Inc.	174,350	5,875,595
Flowers Foods, Inc.	95,490	2,050,170
Hershey Co. (The)	38,770	3,769,607
Kraft Foods Group, Inc.	134,040	7,227,437
J.M. Smucker Co. (The)	83,050	8,605,641
Unilever NV, NY Shares	70,151	2,822,175
		30,350,625
Household Products—0.3%
Reckitt Benckiser Group plc, Sponsored ADR	342,180	5,505,676
Tobacco—0.5%
Lorillard, Inc.	158,470	8,031,260
Energy—8.4%
Energy Equipment & Services—2.4%
Halliburton Co.	205,920	10,450,440
National Oilwell Varco, Inc.	100,800	8,016,624
Oceaneering International, Inc.	107,760	8,500,109
Schlumberger Ltd.	96,610	8,705,527
Ensco plc, Cl. A	32,320	1,848,058
Noble Corp. plc	50,530	1,893,359
		39,414,117
Oil, Gas & Consumable Fuels—6.0%
Anadarko Petroleum Corp.	125,390	9,945,935
Antero Resources Corp.1	78,420	4,974,965
BP plc, Sponsored ADR	223,279	10,853,592
EOG Resources, Inc.	32,510	5,456,478
Enbridge, Inc.	188,517	8,234,423
Noble Energy, Inc.	73,080	4,977,479
Occidental Petroleum Corp.	134,907	12,829,656
Phillips 66	96,301	7,427,696
Pioneer Natural Resources Co.	59,420	10,937,439
Suncor Energy, Inc.	575,240	20,162,162
		95,799,825

10    OPPENHEIMER EQUITY FUND

	Shares	Value
Financials—15.5%
Capital Markets—5.6%
Ameriprise Financial, Inc.	101,790	$11,710,940
Goldman Sachs Group, Inc. (The)	160,527	28,455,016
Morgan Stanley	497,670	15,606,931
Northern Trust Corp.	111,440	6,897,022
Charles Schwab Corp. (The)	726,346	18,884,996
Invesco Ltd.	235,520	8,572,928
		90,127,833
Commercial Banks—0.9%
CIT Group, Inc.	131,894	6,875,634
U.S. Bancorp	138,320	5,588,128
Wells Fargo & Co.	43,180	1,960,372
		14,424,134
Consumer Finance—1.2%
Capital One Financial Corp.	189,123	14,488,713
SLM Corp.	191,280	5,026,838
		19,515,551
Diversified Financial Services—2.3%
CME Group, Inc.	62,020	4,866,089
Citigroup, Inc.	563,990	29,389,519
JPMorgan Chase & Co.	43,942	2,569,728
		36,825,336
Insurance—5.0%
Aflac, Inc.	147,460	9,850,328
Allstate Corp. (The)	160,030	8,728,036
American International Group, Inc.	251,910	12,860,005
MetLife, Inc.	227,350	12,258,712
Sun Life Financial, Inc.	136,290	4,815,126
Aon plc	219,490	18,413,016
ACE Ltd.	116,121	12,022,007
		78,947,230
Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp., Cl. A	19,850	1,584,427
Public Storage	45,519	6,851,520
		8,435,947
Health Care—16.7%
Biotechnology—6.1%
Amgen, Inc.	165,400	18,882,064
Biogen Idec, Inc.[1]	97,560	27,292,410
Celgene Corp.[1]	105,703	17,859,579
Gilead Sciences, Inc.[1]	322,930	24,268,190
Vertex Pharmaceuticals, Inc.[1]	132,810	9,867,783
		98,170,026

	Shares	Value
Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	84,330	$5,865,152
Becton Dickinson & Co.	43,200	4,773,168
Medtronic, Inc.	157,950	9,064,751
		19,703,071
Health Care Providers & Services—2.6%
Cardinal Health, Inc.	205,530	13,731,459
HCA Holdings, Inc.[1]	84,242	4,019,186
UnitedHealth Group, Inc.	291,787	21,971,561
		39,722,206
Health Care Technology—0.4%
Cerner Corp.[1]	114,780	6,397,837
Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	130,340	14,513,359
Pharmaceuticals—5.4%
Allergan, Inc.	25,180	2,796,994
Astellas Pharma, Inc., Unsponsored ADR	316,370	4,693,665
Bristol-Myers Squibb Co.	360,355	19,152,868
Merck & Co., Inc.	135,130	6,763,257
Pfizer, Inc.	438,380	13,427,579
Roche Holding AG	28,067	7,867,656
Roche Holding AG, Sponsored ADR	182,750	12,829,050
Sanofi, ADR	257,700	13,820,451
Teva Pharmaceutical Industries Ltd., Sponsored ADR	125,293	5,021,743
		86,373,263
Industrials—11.7%
Aerospace & Defense—2.7%
B/E Aerospace, Inc.[1]	112,590	9,798,708
Honeywell International, Inc.	35,930	3,282,924
Precision Castparts Corp.	53,080	14,294,444
United Technologies Corp.	133,760	15,221,888
		42,597,964
Airlines—1.0%
Delta Air Lines, Inc.	438,160	12,036,255
Copa Holdings SA, Cl. A	20,200	3,234,222
		15,270,477
Building Products—0.5%
Fortune Brands Home & Security, Inc.	108,610	4,963,477
Allegion plc[1]	59,403	2,625,019
		7,588,496
Commercial Services & Supplies—0.4%
Waste Management, Inc.	134,320	6,026,938

11    OPPENHEIMER EQUITY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Electrical Equipment—1.5%
ABB Ltd., Sponsored ADR[1]	193,870	$5,149,187
AMETEK, Inc.	105,870	5,576,173
Eaton Corp. plc	193,379	14,720,009
		25,445,369
Industrial Conglomerates—2.3%
General Electric Co.	1,077,141	30,192,262
Siemens AG, Sponsored ADR	43,730	6,057,042
		36,249,304
Machinery—2.3%
Parker Hannifin Corp.	141,054	18,145,187
Timken Co.	66,280	3,650,040
Ingersoll-Rand plc	178,210	10,977,736
Pentair Ltd.	58,244	4,523,811
		37,296,774
Road & Rail—0.4%
CSX Corp.	222,480	6,400,750
Trading Companies & Distributors—0.6%
United Rentals, Inc.[1]	123,880	9,656,446
Information Technology—21.9%
Communications Equipment—1.3%
Cisco Systems, Inc.	949,760	21,322,112
Computers & Peripherals—7.4%
Apple, Inc.	124,760	70,004,084
EMC Corp.	1,024,670	25,770,451
NCR Corp.[1]	141,243	4,810,737
SanDisk Corp.	102,500	7,230,350
Western Digital Corp.	108,970	9,142,583
		116,958,205
Electronic Equipment, Instruments, & Components—0.5%
TE Connectivity Ltd.	149,140	8,219,105
Internet Software & Services—4.7%
Facebook, Inc., Cl. A1	467,000	25,526,220
Google, Inc., Cl. A1	30,230	33,879,063
LinkedIn Corp., Cl. A1	72,480	15,715,838
		75,121,121
IT Services—2.4%
FleetCor Technologies, Inc.[1]	35,790	4,193,514
MasterCard, Inc., Cl. A	23,440	19,583,182
Visa, Inc., Cl. A	62,510	13,919,727
		37,696,423
Office Electronics—0.3%
Xerox Corp.	344,500	4,192,565
Semiconductors & Semiconductor Equipment—1.8%
Analog Devices, Inc.	95,312	4,854,240
Broadcom Corp., Cl. A	108,220	3,208,723

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Intel Corp.	323,230	$8,391,051
Maxim Integrated Products, Inc.	137,900	3,848,789
Microchip Technology, Inc.	79,620	3,562,995
Xilinx, Inc.	141,790	6,510,997
		30,376,795
Software—3.5%
Autodesk, Inc.[1]	305,980	15,399,973
CA, Inc.	180,295	6,066,927
Microsoft Corp.	213,310	7,984,193
Oracle Corp.	315,747	12,080,480
Salesforce.com, Inc.[1]	98,440	5,432,904
Symantec Corp.	137,286	3,237,204
Synopsys, Inc.[1]	112,416	4,560,717
		54,762,398
Materials—1.7%
Chemicals—1.4%
Ecolab, Inc.	39,060	4,072,786
PPG Industries, Inc.	75,230	14,268,122
Potash Corp. of Saskatchewan, Inc.	96,230	3,171,741
		21,512,649
Paper & Forest Products—0.3%
Louisiana-Pacific Corp.[1]	300,850	5,568,734
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.8%
Telefonica SA, Sponsored ADR	195,650	3,196,921
Verizon Communications, Inc.	173,795	8,540,286
Windstream Holdings, Inc.	230,870	1,842,343
		13,579,550
Wireless Telecommunication Services—0.2%
Vodafone Group plc, Sponsored ADR	73,270	2,880,244
Utilities—1.6%
Electric Utilities—1.3%
Duke Energy Corp.	113,618	7,840,778
Edison International	270,928	12,543,966
		20,384,744
Multi-Utilities—0.3%
PG&E Corp.	19,760	795,933
Sempra Energy	31,210	2,801,410
		3,597,343
Total Common Stocks (Cost $1,194,631,636)		1,585,778,831

12    OPPENHEIMER EQUITY FUND

	Shares	Value
Investment Company—0.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $13,739,644)	13,739,644	$13,739,644
Total Investments, at Value (Cost $1,208,371,280)	100.1%	1,599,518,475
Liabilities in Excess of Other Assets	(0.1)	(1,417,029)

Net Assets	100.0%	$1,598,101,446

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares December 31, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	11,395,337	286,235,752	283,891,445	13,739,644

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$13,739,644	$23,624

3. Rate shown is the 7-day yield as of December 31, 2013.

See accompanying Notes to Financial Statements.

13    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,194,631,636)	$1,585,778,831
Affiliated companies (cost $13,739,644)	13,739,644

1,599,518,475
Cash	48,546
Receivables and other assets:
Investments sold	3,458,100
Dividends	2,142,452
Other	100,855

Total assets	1,605,268,428
Liabilities
Payables and other liabilities:
Investments purchased	4,561,336
Shares of beneficial interest redeemed	1,852,846
Distribution and service plan fees	336,968
Transfer and shareholder servicing agent fees	292,472
Trustees’ compensation	79,588
Shareholder communications	11,994
Other	31,778

Total liabilities	7,166,982
Net Assets	$1,598,101,446

Composition of Net Assets
Par value of shares of beneficial interest	$130,323
Additional paid-in capital	1,362,768,556
Accumulated net investment income	8,851,923
Accumulated net realized loss on investments and foreign currency transactions	(164,807,879)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	391,158,523

Net Assets	$1,598,101,446

14    OPPENHEIMER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,461,243,960 and 118,533,914 shares of beneficial interest outstanding)	$12.33
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.08
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,275,067 and 2,657,754 shares of beneficial interest outstanding)	$11.39
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,267,693 and 6,077,713 shares of beneficial interest outstanding)	$11.40
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,652,796 and 1,540,223 shares of beneficial interest outstanding)	$12.11
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $18,661,930 and 1,513,825 shares of beneficial interest outstanding)	$12.33

See accompanying Notes to Financial Statements.

15    OPPENHEIMER EQUITY FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2013

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $434,702)	$25,450,152
Affiliated companies	23,624
Interest	936
Other income	51,491

Total investment income	25,526,203
Expenses
Management fees	8,151,766
Distribution and service plan fees:
Class A	2,656,411
Class B	304,221
Class C	609,158
Class N	98,822
Transfer and shareholder servicing agent fees:
Class A	2,738,021
Class B	81,560
Class C	141,287
Class N	46,284
Class Y	36,260
Shareholder communications:
Class A	124,083
Class B	10,171
Class C	8,457
Class N	1,965
Class Y	601
Trustees’ compensation	68,601
Custodian fees and expenses	11,979
Other	209,597

Total expenses	15,299,244
Less waivers and reimbursements of expenses	(24,440)

Net expenses	15,274,804
Net Investment Income	10,251,399
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	276,821,123
Foreign currency transactions	5,963

Net realized gain	276,827,086
Net change in unrealized appreciation/depreciation on:
Investments	99,365,323
Translation of assets and liabilities denominated in foreign currencies	(1,738,070)

Net change in unrealized appreciation/depreciation	97,627,253
Net Increase in Net Assets Resulting from Operations	$384,705,738

See accompanying Notes to Financial Statements.

16    OPPENHEIMER EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$10,251,399	$14,239,665
Net realized gain	276,827,086	90,914,070
Net change in unrealized appreciation/depreciation	97,627,253	76,459,589

Net increase in net assets resulting from operations	384,705,738	181,613,324
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(9,981,911)	(13,792,912)
Class B	—	—
Class C	(32,184)	(79,416)
Class N	(62,861)	(99,473)
Class Y	(182,422)	(296,035)

	(10,259,378)	(14,267,836)
Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(117,644,934)	(150,409,894)
Class B	(9,112,632)	(9,265,507)
Class C	(934,695)	(6,166,882)
Class N	(5,745,091)	(8,878,356)
Class Y	(5,336,129)	(16,150,638)

	(138,773,481)	(190,871,277)
Net Assets
Total increase (decrease)	235,672,879	(23,525,789)
Beginning of period	1,362,428,567	1,385,954,356

End of period (including accumulated net investment income of $8,851,923 and $8,585,406, respectively)	$1,598,101,446	$1,362,428,567

See accompanying Notes to Financial Statements.

17    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.56	$8.51	$8.83	$7.93	$5.75
Income (loss) from investment operations:
Net investment income[2]	0 .08	0 .10	0 .07	0 .04	0.04
Net realized and unrealized gain (loss)	2.77	1.06	(0.33)	0.91	2.19

Total from investment operations	2.85	1.16	(0.26)	0.95	2.23
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.11)	(0.06)	(0.05)	(0.05)
Net asset value, end of period	$12.33	$9.56	$8.51	$8.83	$7.93

Total Return, at Net Asset Value[3]	29.89%	13.60%	(2.91)%	12.01%	38.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,461,244	$1,237,635	$1,238,188	$1,469,388	$1,560,867
Average net assets (in thousands)	$1,349,126	$1,274,345	$1,374,779	$1,459,514	$1,384,195
Ratios to average net assets:[4]
Net investment income	0.75%	1.07%	0.80%	0.45%	0.67%
Total expenses[5]	0.98%	0.97%	0.95%	0.99%	1.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.97%	0.95%	0.99%	1.03%
Portfolio turnover rate	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.98%
Year Ended December 31, 2012	0.97%
Year Ended December 30, 2011	0.95%
Year Ended December 31, 2010	0.99%
Year Ended December 31, 2009	1.03%

See accompanying Notes to Financial Statements.

18    OPPENHEIMER EQUITY FUND

Class B	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.85	$7.86	$8.18	$7.38	$5.36
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.00[3]	(0.02)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	2.55	0.99	(0.30)	0.84	2.03

Total from investment operations	2.54	0.99	(0.32)	0.80	2.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.39	$8.85	$7.86	$8.18	$7.38

Total Return, at Net Asset Value[4]	28.70%	12.60%	(3.91)%	10.84%	37.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,275	$31,680	$36,681	$49,914	$57,266
Average net assets (in thousands)	$30,565	$34,957	$43,272	$49,983	$55,123
Ratios to average net assets:[5]
Net investment income (loss)	(0.13)%	0.04%	(0.22)%	(0.48)%	(0.23)%
Total expenses[6]	1.87%	2.12%	2.13%	2.17%	2.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%	1.98%	1.96%	1.96%	1.97%
Portfolio turnover rate	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.87%
Year Ended December 31, 2012	2.12%
Year Ended December 30, 2011	2.13%
Year Ended December 31, 2010	2.17%
Year Ended December 31, 2009	2.32%

See accompanying Notes to Financial Statements.

19    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$8.86	$7.88	$8.19	$7.38	$5.37
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.01	(0.01)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	2.56	0.98	(0.30)	0.85	2.02

Total from investment operations	2.55	0.99	(0.31)	0.81	2.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	(0.01)	0.00	0.00	0.00
Net asset value, end of period	$11.40	$8.86	$7.88	$8.19	$7.38

Total Return, at Net Asset Value[3]	28.73%	12.60%	(3.79)%	10.98%	37.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,267	$54,765	$54,341	$61,965	$64,263
Average net assets (in thousands)	$61,431	$56,330	$59,374	$60,389	$58,012
Ratios to average net assets:[4]
Net investment income (loss)	(0.08)%	0.13%	(0.15)%	(0.48)%	(0.23)%
Total expenses[5]	1.81%	1.92%	1.90%	1.94%	2.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.92%	1.90%	1.93%	1.94%
Portfolio turnover rate	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.81%
Year Ended December 31, 2012	1.92%
Year Ended December 30, 2011	1.90%
Year Ended December 31, 2010	1.94%
Year Ended December 31, 2009	2.02%

See accompanying Notes to Financial Statements.

20    OPPENHEIMER EQUITY FUND

Class N	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.39	$8.34	$8.64	$7.77	$5.63
Income (loss) from investment operations:
Net investment income[2]	0.04	0.06	0.03	0.00[3]	0.02
Net realized and unrealized gain (loss)	2.72	1.03	(0.31)	0.88	2.14

Total from investment operations	2.76	1.09	(0.28)	0.88	2.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.02)	(0.01)	(0.02)
Net asset value, end of period	$12.11	$9.39	$8.34	$8.64	$7.77

Total Return, at Net Asset Value[4]	29.40%	13.13%	(3.27)%	11.38%	38.41%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,653	$19,380	$25,309	$35,729	$37,846
Average net assets (in thousands)	$19,954	$23,858	$29,936	$36,203	$34,829
Ratios to average net assets:[5]
Net investment income	0.42%	0.62%	0.33%	0.01%	0.30%
Total expenses[6]	1.31%	1.40%	1.41%	1.48%	1.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%	1.40%	1.41%	1.43%	1.42%
Portfolio turnover rate	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	1.31%
Year Ended December 31, 2012	1.40%
Year Ended December 30, 2011	1.41%
Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.54%

See accompanying Notes to Financial Statements.

21    OPPENHEIMER EQUITY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 30, 2011[1]	Year Ended December 31, 2010	Year Ended December 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$9.56	$8.50	$8.82	$7.92	$5.74
Income (loss) from investment operations:
Net investment income[2]	0.11	0.11	0.08	0.05	0.05
Net realized and unrealized gain (loss)	2.77	1.06	(0.32)	0.91	2.19

Total from investment operations	2.88	1.17	(0.24)	0.96	2.24
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.11)	(0.08)	(0.06)	(0.06)
Net asset value, end of period	$12.33	$9.56	$8.50	$8.82	$7.92

Total Return, at Net Asset Value[3]	30.16%	13.82%	(2.75)%	12.19%	39.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,662	$18,969	$31,435	$52,565	$58,651
Average net assets (in thousands)	$20,372	$29,733	$50,054	$55,247	$48,784
Ratios to average net assets:[4]
Net investment income	0.97%	1.19%	0.93%	0.59%	0.80%
Total expenses[5]	0.75%	0.84%	0.81%	0.83%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.84%	0.81%	0.83%	0.88%
Portfolio turnover rate	114%	58%	50%	81%	79%

1. December 30, 2011 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2013	0.75%
Year Ended December 31, 2012	0.84%
Year Ended December 30, 2011	0.81%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.90%

See accompanying Notes to Financial Statements.

22    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2013

1. Significant Accounting Policies

Oppenheimer Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

23    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$8,977,050	$—	$158,703,567	$385,054,328

24    OPPENHEIMER EQUITY FUND

1. Significant Accounting Policies (Continued)

1. As of December 31, 2013, the Fund had $155,446,843 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$155,446,843

2. The Fund had $3,256,724 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2013, the Fund utilized $263,878,962 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2012, the Fund utilized $81,547,475 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments
$274,496	$274,496

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Distributions paid from:
Ordinary income	$10,259,378	$14,267,836

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

25    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Federal tax cost of securities	$1,214,475,475

Gross unrealized appreciation	$389,438,812
Gross unrealized depreciation	(4,384,484)

Net unrealized appreciation	$385,054,328

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

26    OPPENHEIMER EQUITY FUND

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded,

27    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

28    OPPENHEIMER EQUITY FUND

2. Securities Valuation (Continued)

security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2013 based on valuation input level:

29    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$215,613,848	$—	$—	$215,613,848
Consumer Staples	107,218,328	11,872,415	—	119,090,743
Energy	135,213,942	—	—	135,213,942
Financials	248,276,031	—	—	248,276,031
Health Care	257,012,106	7,867,656	—	264,879,762
Industrials	186,532,518	—	—	186,532,518
Information Technology	348,648,724	—	—	348,648,724
Materials	27,081,382	—	—	27,081,382
Telecommunication Services	16,459,794	—	—	16,459,794
Utilities	23,982,087	—	—	23,982,087
Investment Company	13,739,644	—	—	13,739,644

Total Assets	$1,579,778,404	$19,740,071	$—	$1,599,518,475

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	4,972,730	$54,122,740	4,444,203	$41,106,844
Dividends and/or distributions reinvested	799,203	9,470,571	1,370,114	12,968,883
Redeemed	(16,641,482)	(181,238,245)	(21,975,166)	(204,485,621)

Net decrease	(10,869,549)	$(117,644,934)	(16,160,849)	$(150,409,894)

Class B
Sold	118,218	$1,202,134	344,650	$2,910,179
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(1,039,056)	(10,314,766)	(1,430,172)	(12,175,686)

Net decrease	(920,838)	$(9,112,632)	(1,085,522)	$(9,265,507)

30    OPPENHEIMER EQUITY FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Class C
Sold	1,137,663	$11,506,479	896,230	$7,655,540
Dividends and/or distributions reinvested	2,789	30,568	8,497	74,434
Redeemed	(1,246,064)	(12,471,742)	(1,621,897)	(13,896,856)

Net decrease	(105,612)	$(934,695)	(717,170)	$(6,166,882)

Class N
Sold	304,778	$3,156,542	440,239	$3,937,405
Dividends and/or distributions reinvested	4,982	57,993	9,670	89,734
Redeemed	(833,152)	(8,959,626)	(1,422,360)	(12,905,495)

Net decrease	(523,392)	$(5,745,091)	(972,451)	$(8,878,356)

Class Y
Sold	286,737	$3,109,508	1,896,017	$16,472,852
Dividends and/or distributions reinvested	14,810	175,504	29,675	280,810
Redeemed	(771,521)	(8,621,141)	(3,640,647)	(32,904,300)

Net decrease	(469,974)	$(5,336,129)	(1,714,955)	$(16,150,638)

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Investment securities	$1,660,089,870	$1,800,183,842

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through October 31, 2013		Fee Schedule Effective November 1, 2013
Up to $100 million	0.75%	Up to $100 million	0.75%
Next $100 million	0.70	Next $100 million	0.70
Next $100 million	0.65	Next $100 million	0.65
Next $100 million	0.60	Next $100 million	0.60
Next $100 million	0.55	Next $100 million	0.55
Over $500 million	0.50	Over $4.5 billion	0.50
		Over $5 billion	0.48

31    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of

32    OPPENHEIMER EQUITY FUND

5. Fees and Other Transactions with Affiliates (Continued)

a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class C	$4,028,112
Class N	1,127,294

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
December 31, 2013	$233,190	$1,621	$35,550	$3,206	$430

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2013, the Manager waived fees and/or reimbursed the Fund $20,520 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended December 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class B	$3,920

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds

33    OPPENHEIMER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Pending Litigation (Continued)

(but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the

34    OPPENHEIMER EQUITY FUND

6. Pending Litigation (Continued)

court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35    OPPENHEIMER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Fund, including the statement of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 28, 2014

36    OPPENHEIMER EQUITY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended December 31, 2013 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $24,355,035 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2013, the maximum amount allowable but not less than $9,872 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37    OPPENHEIMER EQUITY FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal,

38    OPPENHEIMER EQUITY FUND

compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Kotlarz and Laton Spahr the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Manager provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail large growth funds. The Board noted that the Fund underperformed its performance category median for the one-, three-, five- and ten-year periods. The Board considered Management’s assertion that the Fund’s recent underperformance was mainly driven by poor stock selection and underperformance in the value sleeve of the portfolio. The Board noted that longer term underperformance is reflective of weak performance in the growth sleeve. The Board considered the change in portfolio management of the value sleeve effective March 11, 2013.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee, as well as its total expenses, were lower than its respective peer group median and category median. Within the total asset range of $1 billion to $2 billion, the Fund’s effective rate was lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional fee breakpoint of 0.48% for assets in excess of $5 billion.

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Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 1996) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 1999) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain

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Richard F. Grabish, Continued	Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Year of Birth: 1944

Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees

.

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TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

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William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Year of Birth: 1958

Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 90 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Kotlarz, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Spahr, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael Kotlarz, Vice President (since 2012) Year of Birth: 1972	Vice President of the Sub-Adviser (since March 2008). Senior Research Analyst of the Sub-Adviser (March 2008-May 2013). Managing Director of Equity Research at Ark Asset Management (March 2000-March 2008). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Laton Spahr, Vice President (since 2013) Year of Birth: 1975	Senior Vice President of the Sub-Adviser since March 2013. Senior portfolio manager (2003-2013) and equity analyst (2001-2002) for Columbia Management Investment Advisers, LLC. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 90 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 90 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 90 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 90 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and Officers and is available without charge, upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER EQUITY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE (Continued)

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

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All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

49    OPPENHEIMER EQUITY FUND

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,100 in fiscal 2013 and $24,600 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $697,965 in fiscal 2013 and $264,139 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $451,924 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,279,585 in fiscal 2013 and $716,063 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	2/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	2/10/2014